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                                                                   Exhibit 28(i)

                               CONSENT OF COUNSEL

     We consent to the reference to our Firm under the heading "Counsel" in Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Gabelli SRI Fund, Inc. as filed with the Securities and Exchange Commission on or about July 29, 2010.


/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
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PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
July 29, 2010